Frank Value Fund

www.FrankFunds.com

Ph: (973)-887-7698

Toll Free: (866)-706-9790

Frank Capital Partners LLC

Third Quarter, 2008

To our fellow shareholders,

The Frank Value Fund ended the third quarter of 2008 with a year-to-date return of -16.26% versus -19.28% for the S&P 500. Please refer to the back of this letter for more detailed performance information.

The financial crisis worsened toward the end of the quarter and the stock market declined steeply. After the initial Congressional vote on the bailout package failed, the stock market went into freefall, a drop similar to the crash of 1987. Sharp declines are always unnerving, but we believe they are more the result of blind panic than a change in the economic value of the businesses behind the stock prices. After the dramatic sell-offs in 1987, after September 11, 2001, and in late 2002, the market subsequently posted strong positive returns because investors realized that stock prices were unduly punished by rampant pessimism. Like now, in each of these cases the problems were serious but the United States economy recovered. We believe it will once again.

Your portfolio managers were quite displeased with the initial failure of Congress to pass the bailout package, but we are encouraged by the bill’s ultimate passage. We think this rescue action is necessary to get credit flowing again. The behavior of the Wall Street and mortgage industry players that caused this crisis is abhorrent and should be punished. However, the goal of the rescue bill is to ease the lockup in credit markets. This freeze will harm Main Street and the overall economy if it is not resolved.

We believe at this stage of the market decline, investors want to sell their stocks and hold cash because they are terrified. In our judgment, they are doing this without regard to the shares’ value. Economically, this makes no sense to us and such panic selling has proven on numerous occasions to be a poor decision. Selling out now is akin to closing the barn door after the horse has escaped.

Historically, the stock market has experienced powerful rallies and huge declines. The returns over long periods of time, however, are decidedly positive. The key is to maintain discipline and stick to a sound investment plan. Engaging in panic selling can undo years of benefits for the long-term investor. Business values do not fluctuate as wildly as stock prices, and therein lies the opportunity. We firmly believe staying invested, as we are, is the most prudent course of action.

Very truly yours,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
Year-to-Date as of 9/30/2008	-16.26%	-19.28%	+3.02%
One Year Ended 9/30/2008	-15.82%	-21.97%	+6.15%
Average Annual Return for the Three Years Ended 9/30/2008	+3.24%	+0.22%	+3.02%
Total Return Since Inception 7/21/2004 (as of 9/30/2008)	+18.85%	+14.41%	+4.44%
Average Annual Return Since Inception 7/21/2004 (as of 9/30/2008)	+4.20%	+3.26%	+0.94%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, and a dividend of $1.41 on December 27, 2007. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of September 30, 2008, and are subject to change without notice.